Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Classes of current inventories [abstract]
Raw materials and consumables	¥ 2,122,239	$ 295,832	¥ 2,201,886
Work in progress	24,577	3,426	19,423
Finished goods	2,507,632	349,554	2,427,718
Total inventories at the lower of cost and net realizable value	¥ 4,654,448	$ 648,812	¥ 4,649,027